UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2007

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NATIONAL HEALTHCARE REALTY

(Exact name of registrant as specified in its charter)

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Maryland	001-13487	52-2059888
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Vine Street, Suite 1402

Murfreesboro, Tennessee 37130

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 890-2020

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

On August 3, 2007, NATIONAL HEALTH REALTY, INC. (the “Company”), NATIONAL HEALTHCARE CORPORATION (“NHC”) entered into Amendment No. 2 (the “Amendment”) to the Agreement and Plan of Merger by and among DAVIS ACQUISITION SUB LLC, a Delaware limited liability company (“NHC/OP Sub”), and NHC/OP, L.P., a Delaware limited partnership and the direct parent of NHC/OP Sub, dated as of December 20, 2006 (the “Merger Agreement”). Pursuant to the Amendment, the termination date of the Merger Agreement has been extended to December 15, 2007.

The foregoing description of the Amendment and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 2.1 and to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 22, 2006, and amended by Exhibit 2.1 to the Company’s current report filed April 11, 2007.

Item 8.01.

Other Events.

On August 3, 2007, the Board of Directors of the Company adopted Monday August 6, 2007 as the record date for determining stockholders entitled to vote at a special meeting of stockholders. The special meeting is being called (i) to vote upon and approve the consolidation of the Company with its wholly-owned subsidiary NEW NHR, Inc., (ii) to approve the postponement or adjournment of the special meeting for the solicitation of additional votes, if necessary, and (iii) to transact any other business as may properly come before the special meeting or any adjournment or postponement of the special meeting.  Although the consolidation is a condition to completion of the proposed merger with NHC/OP Sub that will be considered and voted on at a later special meeting if the consolidation is approved, the consolidation itself will occur regardless of whether the proposed merger is subsequently approved or completed, if it is approved by the stockholders.

The Company will file with the Securities and Exchange Commission a definitive proxy statement regarding the proposed consolidation and special stockholders meeting.  Investors and stockholders are urged to read the proxy statement because it contains important information about the Company and the proposed consolidation.  Investors and security holders may obtain a free copy of the definitive proxy statement (when available) and other documents filed by the Company with the Securities and Exchange Commission at its website at www.sec.gov.  The definitive proxy statement may also be obtained, when available, free of cost by directing a request to National Health Realty, Inc., 100 Vine Street, Suite 1402, Murfreesboro, TN 37130, Attention:  Corporate Secretary, telephone: (615) 890-2020.  Investors and stockholders are urged to read the definitive proxy statement when it becomes available before making any voting decisions with respect to the special meeting and consolidation.

The Company and NHC will file with the Securities and Exchange Commission a joint proxy statement/prospectus as part of a registration statement on Form S-4 and other documents regarding the proposed merger with NHC/OP Sub.  Investors and stockholders are urged to read the joint proxy statement/prospectus when it becomes available because it will contain important information about the Company and NHC and the proposed merger.  Investors and security holders may obtain a free copy of the definitive proxy statement/prospectus (when available) and other documents filed by the Company and NHC with the Securities and Exchange Commission at its website at www.sec.gov.  The definitive joint proxy statement/prospectus and the other relevant documents may also be obtained, when available, free of cost by directing a request to National Health Realty, Inc., 100 Vine Street, Suite 1402, Murfreesboro, TN 37130, Attention:  Corporate Secretary, telephone: (615) 890-2020.  Investors and security holders are urged to read the definitive proxy statement/prospectus and other relevant materials when they become available before making any voting or investment decisions with respect to the merger.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the consolidation and the merger.  Information about the Company and its directors and executive officers, and their ownership of the Company and

NHC securities, is set forth in each company’s respective annual proxy statements on Schedule 14A and annual reports on Form 10-K, which can be found at the Securities and Exchange Commission’s website at www.sec.gov. Additional information regarding the interests of those persons may be obtained by reading the joint proxy statement/prospectus when it becomes available.

Item 9.01.

Financial Statements and Exhibits

(d)

Exhibits.

Exhibit No.	Description of Exhibit
2.1	Amendment No. 2 to Agreement and Plan of Merger, dated August 3, 2007 by and among NATIONAL HEALTH REALTY, INC., DAVIS ACQUISITION SUB LLC, NHC/OP, L.P., and NATIONAL HEALTHCARE CORPORATION

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:

August 7, 2007

NATIONAL HEALTH REALTY, INC.

By:  /s/ John K. Lines

Name:  John K. Lines

Title:  Senior Vice President/Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
2.1	Amendment No. 2 to Agreement and Plan of Merger, dated August 3, 2007 by and among NATIONAL HEALTH REALTY, INC., DAVIS ACQUISITION SUB LLC, NHC/OP, L.P., and NATIONAL HEALTHCARE CORPORATION